Exhibit 99.1

GulfSlope Energy to Present at EnerCom Oil and Gas Conference

HOUSTON, Aug. 18, 2014 – GulfSlope Energy (OTC QB: GSPE) today announced Chairman and Chief Executive Officer, John Seitz, will present at the EnerCom Oil and Gas Conference in Denver on Wednesday, Aug. 20, 2014 at 1:30 p.m. MT.

Information regarding webcasting and Forward Looking Statements will be available on the GulfSlope Energy homepage (www.GulfSlope.com) in the Investor, Events & Presentations section.

Contact the company with inquiries:
Brady Rodgers
Vice President
Brady.Rodgers@GulfSlope.com
281.918.4110